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                                                                  EXHIBIT 10(e)



                                         R. R. DONNELLEY & SONS COMPANY
                                         STOCK OPTION AGREEMENT
                                         ----------------------
                                         (For Non-Employee Directors)


       R. R. DONNELLEY & SONS COMPANY, a Delaware corporation (herein called the "Company"), acting pursuant to the provisions of its 1995 Stock Incentive Plan, which was approved by the stockholders on March 23, 1995 (as amended, herein called the "Plan"), hereby grants to ___________________ (herein called "Optionee"), as of ___________ (herein called the "option date"), an option to purchase from the Company _____ shares of common stock of the Company, par value $1.25 per share (herein called "common stock"), at a price of $_______ per share (herein called the "option") to be exercisable during the term (i) commencing on the date which is the first anniversary of the option date and (ii) ending on the first business day preceding the tenth anniversary of the option date (herein called the "option term"), but only upon the following terms and conditions:

       1. The option may be exercised by Optionee, in whole or in part, from time to time, during the option term only in accordance with the following conditions and limitations:

(a) Except as provided in Sections 5 and 7 hereof, Optionee must, at any time the option becomes exercisable and at any time the option is exercised, have been continuously a non-employee director of the Company since the date hereof.

(b) Unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect as to the shares purchasable under the option, no shares of common stock may be purchased under the option unless, prior to the purchase thereof, the Company shall have received an opinion of counsel to the effect that the sale of such shares by the Company to Optionee will not constitute a violation of the Securities Act. Optionee hereby agrees that as a condition of exercise, Optionee will, if requested by the Company, submit a written statement, in form satisfactory to counsel for the Company, to the effect that any shares of common stock purchased upon exercise of the option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act, and the Company shall have the right, in its discretion, to cause the certificates (or other evidence of ownership) representing shares of common stock purchased under
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     the option to be appropriately legended to refer to such undertaking or to any legal restrictions imposed upon the transferability thereof by reason of such undertaking.

(c) (1) Subject to Sections 5 and 7 hereof, at any time on and after the earlier to occur of (i) the date which is the first anniversary of the option date or (ii) the day immediately preceding the date of the first annual meeting of stockholders of the Company following the option date, Optionee may purchase all of the shares of common stock subject to the option.

     (2) Notwithstanding the foregoing subsection (1), if while any portion of the option is outstanding and unexercisable, a Change in Control (as defined in the Plan) occurs, then from and after the Acceleration Date (as defined in the Plan), the option shall be exercisable with respect to all of the shares of common stock subject to such portion of the option.

(d)  No fractional shares may be purchased at any time.

          2. Subject to the limitations herein set forth, the option may be exercised by delivery of written notice to the Company specifying the number of shares of common stock to be purchased and accompanied by payment in full of the option price (or arrangement made for such payment to the Company's satisfaction) for the number of shares so purchased.

          The option price may be paid (i) in cash, (ii) by delivering previously owned whole shares of common stock (which Optionee has held for at least six months prior to the delivery of such shares or which Optionee purchased on the open market and for Which Optionee has good title, free and clear of all liens and encumbrances) having a fair market value equal to the option price, or (iii) in a combination thereof. Payment of the option price, or any part thereof, in previously owned shares of common stock shall not be effective unless Optionee delivers one or more stock certificates (or otherwise delivers shares of common stock to the satisfaction of the Company) representing shares having a fair market value on the date of exercise equal to or in excess of the option price, or applicable portion thereof, accompanied by such endorsements, signature guarantees or other documents or assurances as may reasonably be required to effect the transfer to the company of such number of shares. If Optionee delivers a certificate or certificates (or otherwise delivers shares of common stock to the satisfaction of the

Company) representing shares in excess of the number required to cover the option price, a certificate (or other evidence of ownership) representing such excess number of shares will be issued and redelivered to Optionee. For purposes of this Agreement, the fair market value of the common stock on a specified date shall be determined by reference to the average of the high and low transaction prices in trading of the common stock on such date as reported in the New York Stock Exchange-Composite Transactions, or, if no such trading in the common stock occurred on such date, then on the next preceding date when such trading occurred; provided, that if the Committee administering the Plan shall determine that such New York Stock Exchange-Composite Transactions prices are not representative of the fair market value, such Committee shall determine such fair market value by such other appropriate means as it shall determine.

          3.  Upon exercise of the option in whole or in part pursuant to
Section 2 hereof, the Company shall deliver or cause to be delivered a certificate (or other evidence of ownership) representing the number of shares specified against payment therefor and shall pay all original issue or transfer taxes and all other fees and expenses incident to such delivery.

          4. Optionee shall be entitled to the privileges of ownership with respect to shares subject to the option only with respect to shares purchased upon exercise of all or part of the option and as to which Optionee becomes a stockholder of record.

          5. (a) If Optionee ceases to serve as a non-employee director of the Company by reason of death, then from and after the date of death the option shall be exercisable by the executor, administrator, personal representative or Optionee's beneficiary designated pursuant to the Beneficiary Designation Form attached hereto as Exhibit A (herein called a "Beneficiary") during the 90-day period commencing on the date of Optionee's death, but only during the option term, to the extent Optionee was entitled under Section 1(c) hereof to exercise the option on the date of Optionee's death. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the date of Optionee's death.

          (b) If Optionee ceases to serve as a non-employee director of the Company by reason of retirement or total and permanent disability, then from and after the effective date of such cessation of service the option shall be exercisable by Optionee during the five-year period
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commencing on the effective date of such cessation of service, but only during the option term, to the extent Optionee was entitled under Section 1(c) hereof to exercise the option on the effective date of such cessation of service. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the effective date of Optionee's cessation of service.

          (c) If Optionee ceases to serve as a non-employee director of the Company for any reason other than death, retirement or total and permanent disability, then from and after the effective date of such cessation of service the option shall be exercisable by Optionee during the 90-day period commencing on the effective date of such cessation of service, but only during the option term, to the extent Optionee was entitled under Section 1(c) hereof to exercise the option on the effective date of such cessation of service. The portion of the option which may not become exercisable pursuant to the preceding sentence shall be cancelled as of the effective date of Optionee's cessation of service.

          6. The option may not be transferred by Optionee other than:

(a) by will, the laws of descent and distribution or pursuant to the beneficiary designation procedures approved by the Company;

(b) in whole or in part to one or more transferees; provided that (i) any such transfer must be without consideration, (ii) each transferee must be a member of Optionee's "immediate family," a trust established for the exclusive benefit of Optionee and/or one or more members of Optionee's immediate family or a partnership whose sole equity owners are Optionee and/or members of Optionee's immediate family, and (iii) such transfer is specifically approved by the Vice President, Compensation and Benefits or the Committee administering the Plan following the receipt of a completed Assignment of Option to Purchase Common Stock attached hereto as Exhibit B; or

(c)  as otherwise set forth in an amendment to this Agreement.

Optionee hereby acknowledges that Optionee will recognize income upon exercise of a transferred option and Optionee hereby agrees to pay to the Company such amount as the Company is advised it is required under applicable federal, state, local or other tax laws to withhold and pay over to governmental taxing authorities by reason of the purchase of shares of common stock pursuant to the option.

In the event the option is transferred as contemplated in this Section 6, such transfer shall become effective when approved by the Vice President, Compensation and Benefits or a member of the Committee administering the Plan (as evidenced by counterexecution of the Assignment of Option to Purchase Common Stock on behalf of the Company), and such option may not be subsequently transferred by the transferee other than by will or the laws of descent and distribution. Any transferred option shall continue to be governed by and subject to the terms and conditions of the Plan and the transferee shall be entitled to the same rights as Optionee as if no transfer had taken place. During Optionee's lifetime the option is exercisable only by Optionee or Optionee's guardian, personal representative or similar person or by a transferee permitted under paragraph
(b) or (c) above. Except as permitted by the foregoing, the option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the option, the option and all rights hereunder shall immediately become null and void. As used in this Section, "immediate family" shall mean, with respect to any person, any spouse, child, stepchild or grandchild, and shall include relationships arising from legal adoption.

       7. In the event of the death of Optionee (a) during the five-year period commencing on the effective date of Optionee's cessation of service as a non-employee director by reason of retirement or total and permanent disability or
(b) during the 90-day period commencing on the effective date of Optionee's cessation of service as a non-employee director for any other reason, the option may be exercised by the executor, administrator, personal representative or Beneficiary of Optionee during the 90-day period commencing on the date of Optionee's death, but only during the option term, to the extent Optionee was entitled to exercise the option on the date of Optionee's death.

       8. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, liquidation, spin-off or other similar change in capitalization or event, or any distribution to holders of common stock other than a regular cash dividend, the number and class of securities subject to the option and the purchase price per security shall be appropriately adjusted by the Committee without an increase in the aggregate purchase price, other than an increase resulting from rounding. If any adjustment would result in a fractional security being subject to the Option, the Company shall pay the Optionee, in connection with the first exercise of the Option, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the fair market value of the common stock on the exercise date over (B) the exercise price of the option. The decision of the Committee regarding the amount and timing of any adjustment pursuant to this Section 8 shall be final, binding and conclusive.
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       9.  The option is subject to the condition that if the listing, registration or qualification of the shares subject to the option on any securities exchange or under any state or federal law, or if the assent or approval of any regulatory body shall be necessary as a condition of, or in connection with, the granting of the option or the delivery or purchase of shares thereunder, the option may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company agrees to use its best efforts to obtain any such requisite listing, registration, qualification, consent or approval.

       10. The Committee administering the Plan, as from time to time constituted, shall have the right to determine any questions which arise in connection with this Agreement or the option. This Agreement and the option are subject to the provisions of the Plan and shall be interpreted in accordance therewith.

       11. The option shall not be treated as an incentive stock option within the meaning of Section 422 of the Code.

       12. This Agreement shall be binding upon and shall inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Optionee, acquire any rights in the option.

       13. Any notice, including a Beneficiary Designation Form and a notice of exercise of the option, required to be given hereunder to the Company shall be addressed to the Company at its office at 77 West Wacker Drive, Chicago, Illinois 60601-1696, attention of the Vice President, Compensation and Benefits, and any notice required to be given hereunder to Optionee shall be addressed to Optionee at Optionee's residence address as shown in the Company's records, subject to the right of either party hereafter to designate in writing to the other some other address. Any such notice shall be deemed to have been duly given on the day that such notice is received by the Vice President, Compensation and Benefits. Any such notice shall be (i) delivered to the Vice President, Compensation and Benefits by personal delivery, facsimile, United States mail or by express courier service and (ii) deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the Vice President, Compensation and Benefits if by United
States mail or express courier service; provided, however, that if any notice is not received during
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regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

       14. The option, this Agreement, and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

       IN WITNESS WHEREOF, R. R. DONNELLEY & SONS COMPANY has caused this instrument to be executed as of the day and year first above written.

                                             R. R. DONNELLEY & SONS COMPANY


                                             By
                                               --------------------------
                                               Dewey Ingham
                                               V.P., Compensation & Benefits



The terms and conditions of the
foregoing Stock Option Agreement
are hereby accepted by the
undersigned as of March 26, 1998.


-------------------------------

Exhibit A

                                                R.R. DONNELLEY & SONS COMPANY
                                                1995 STOCK INCENTIVE PLAN

                                                BENEFICIARY DESIGNATION FORM
                                                ----------------------------

Stock Option Agreement (the "Option") dated:
                                             ---------------------
                                             (fill in option date)

         You may designate a primary beneficiary and a secondary beneficiary. You may name more than one person as a primary or secondary beneficiary. For example, you may wish to name your spouse as primary beneficiary and your children as secondary beneficiaries. Your secondary beneficiary(ies) will receive nothing if any of your primary beneficiaries survive you. All primary beneficiaries will share equally unless you indicate otherwise. The same rule applies for secondary beneficiaries.

Designate Your Beneficiary(ies):

          Primary Beneficiary(ies) (give name, address and relationship to you):

          ------------------------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          Secondary Beneficiary(ies) (give name, address and
          relationship to you):
                                --------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------

          I certify that my designation of beneficiary set forth above is my free act and deed.

If you are married and are not naming your spouse as the sole primary beneficiary, please print the name, address and social security number of your spouse in the following space:

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-------


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Name (Please Print)                   Signature


                                      ------------------------------
                                      Date



          This Beneficiary Designation Form shall be effective on the day it is received by the Vice President, Compensation and Benefits of the Company at 77 West Wacker Drive, Chicago, Illinois 60601-1696. This Form shall be (i) delivered to the Vice President, Compensation and Benefits by personal delivery, facsimile, United States mail or by express courier service and (ii) deemed to be received upon personal delivery, upon confirmation of receipt of facsimile transmission or upon receipt by the Vice President, Compensation and Benefits if by United States mail or express courier service;

provided, however, that if this Form is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.


NOTICE: The signature on this Beneficiary Designation Form shall correspond to the name in which the Option is registered in the books and records of the Company; provided, however, that if the person executing this Form is not such registered owner, proof of such person's right to execute this Form is being delivered with this Form. The Company shall have sole and final authority to determine whether such proof is satisfactory.

                                                                       Exhibit B

                                                   R.R. DONNELLEY & SONS COMPANY
                                                   ASSIGNMENT OF OPTION TO
PURCHASE COMMON STOCK

I, _____________________ (the "Transferor"), hereby transfer unto _______________ (the "Transferee"), as a gift and without receipt of any consideration, those option(s) (or portions thereof specified below) to purchase shares of common stock of the Company ("Common Stock") standing in my name on the books of the Company, and set forth as follows (the "Options"):

 Date of Grant    Shares being Transferred   Exercise Price    Expiration Date
 -------------    ------------------------   --------------    ---------- ----

1.
2.
3.

I hereby authorize the Secretary to transfer the Options (or portions thereof) as set forth above on the books and records of the Company. I understand that the proposed transfer(s) set forth above are subject to the approval of the Company and, if approved, the proposed transfer(s) shall become effective on the date this Assignment is signed by the Company.

Date signed:                            Signature
            ------------------------              -----------------------------

                                        Print Name:
                                                  -----------------------------


NOTICE: The signature on this Assignment shall correspond to the name in which the Option(s) is registered on the books and records of the Company; provided, however, that if the person transferring the Option(s) is not such registered owner, proof of such person's right to transfer the Option(s) is being delivered with this Assignment. The Company shall have sole and final authority to determine whether such proof is satisfactory.

To:  R.R. Donnelley & Sons Company

The undersigned Transferee acknowledges and agrees that he or she has received and reviewed a copy of the R.R. Donnelley & Sons Company 1995 Stock Incentive Plan (the "Plan"), the agreement relating to each Option (including any amendment to each such Option), the Prospectus of the Company relating to the shares of Common Stock subject to each such Option, the Company's most recent Annual Report to Stockholders and the Company's Proxy Statement relating to its most recent Annual Meeting of Stockholders. The undersigned Transferee further acknowledges and agrees that, except as otherwise specifically provided in an amendment to an Option, each Option (i) shall be governed by and remain subject to the terms and conditions of the Plan and related Option Agreement, as so amended, including provisions relating to the expiration date, exercisibility, exercise price and forfeiture of an Option, (ii) except as set forth in any such amendment, the Transferee shall be entitled to the same rights as the person transferring the Option as if no transfer had taken place and (iii) may be amended by the Transferor (and not the Transferee) subsequent to the date this Assignment is signed by the Transferee.

TRANSFEREE

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Signature                                               Date signed


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Street Address                                                   Zip Code


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Print Name and, if applicable, representative capacity (e.g., as  State trustee, as general partner)


---------------------------------------
Taxpayer I.D. Number


ACKNOWLEDGED AND AGREED:


R.R. DONNELLEY & SONS COMPANY


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Print Name and Title                                    Date signed